Exhibit 99.1

Salary.com™ Announces Third Quarter Financial Results

Reports 31st Consecutive Quarter of Revenue Growth

WALTHAM, Mass. – February 5, 2009 – Salary.com, Inc. (NASDAQ: SLRY), a leading provider of on-demand HRMS/payroll, compensation and talent management solutions, today announced financial results for its third quarter of fiscal 2009, which ended December 31, 2008. Revenue in the third quarter was $11.0 million, an increase of 20% over the third quarter of fiscal 2008. Bookings were $14.4 million, an increase of 21% over the third quarter of fiscal 2008.

Kent Plunkett, founder and chief executive officer stated, “Salary.com’s third quarter results were highlighted by our 31st quarter of consecutive revenue growth. During the quarter we made a significant strategic investment and broadened our product footprint with the acquisition of Genesys Software Systems, positioning us uniquely in the marketplace.” Plunkett continued, “Our recent cost reduction program demonstrates that we remain committed to achieving positive operating cash flow in fiscal 2010. We will continue to manage expenses aggressively against the difficult economic backdrop. We believe this discipline, combined with our solid financial position, recurring revenue model, and our best-in-breed transactional and strategic talent management solutions, enhances Salary.com’s long-term position as a leader in the on-demand HCM space.”

Third Quarter of Fiscal 2009 Financial Summary

•	Third quarter fiscal 2009 revenue was $11.0 million.

•

On a GAAP basis, for the third quarter of fiscal 2009, Salary.com reported a net loss of $5.2 million, or ($0.33) per diluted share, compared to a net loss of $3.1 million, or ($0.22) per diluted share, in the third quarter of fiscal 2008.

•

On a non-GAAP basis, excluding the impact of stock-based compensation expense and amortization of intangibles, for the third quarter of fiscal 2009, Salary.com reported a net loss of $2.6 million, or ($0.16) per diluted share, compared to a net loss of $848,000, or ($0.06) per diluted share, in the third quarter of fiscal 2008.

•	Cash and cash equivalents at the end of the third quarter of fiscal 2009 were $23.5 million, compared to $28.0 million at September 30, 2008.

•

Current deferred revenue grew to $25.3 million at the end of the third quarter of fiscal 2009, an increase from $22.2 million at the end of the second quarter. Total deferred revenue was $27.3 million at the end of the third quarter, an increase from $24.0 million at September 30, 2008 and $23.3 million at June 30, 2008.

•	Cash flow from operations was a net outflow of $3.7 million in the third quarter of fiscal 2009.

Business Highlights

•	Salary.com added over 250 new enterprise customers in the third quarter of fiscal 2009, bringing enterprise customer count to over 3,500 (including 29% of the Fortune 500).

•	New customer additions in the third quarter of fiscal 2009 included Burlington Coat Factory Warehouse Corporation, Live Nation, Inc., OfficeMax, Inc., PerkinElmer, Inc., and Xerox Corporation.

•

Lisa Rowan, Program Director of HR Learning & Talent Strategies at IDC highlighted Salary.com in her most recent IDC MarketScape: Worldwide Integrated Talent Management 2008 Vendor Analysis, saying “Salary.com’s strengths include deep compensation data and functionality, a strong competency framework and available libraries, affordability for partners and a broad partner base. Salary.com has the opportunity to present itself as an affordable alternative and will benefit from breadth of capability as it continues to fill out its suite.”

•

In December, Salary.com’s board of directors authorized a $2.5 million share repurchase program. During the third quarter, Salary.com repurchased approximately 25,000 shares at an average purchase price of $2.10. The company remains active in repurchasing shares.

•

In December, Salary.com acquired Genesys Software Systems, a leading provider of on-demand human resource management systems (HRMS), benefits and payroll services. The acquisition broadens Salary.com’s product suite to add transactional talent management solutions to the company’s strategic talent management products and services.

Business Outlook

Bryce Chicoyne, Salary.com’s chief financial officer said, “We are pleased with the company’s solid revenue growth in the third quarter and believe the steps we took to lower our cost structure will allow Salary.com to achieve positive operating cash flow in fiscal 2010. Salary.com’s growing leadership position in talent management and compensation management, broadening product lines, acquisition of Genesys, and prudent cost management provide us confidence that Salary.com will successfully execute through this difficult economic environment and emerge well positioned for long-term success.”

For the fourth quarter of fiscal 2009, Salary.com expects total revenue in the range of $11.0 million to $11.8 million. Non-GAAP net loss, which excludes non-cash stock-based compensation expenses of approximately $3.3 million, amortization of intangibles of approximately $1.2 million and severance charges of approximately $1.0 million, is expected to be in the range of $3.2 million to $4.0 million. GAAP net loss for the fourth quarter of fiscal 2009 is expected to be in the range of $8.7 million to $9.5 million. Weighted average diluted shares for the quarter are estimated to be approximately 16.1 million shares.

Salary.com expects full year revenue in fiscal 2009 to be in the range of $42.2 million to $43.0 million. Non-GAAP net loss, which excludes non-cash impact of stock-based compensation expense of approximately $9.4 million, amortization of intangibles of approximately $3.7 million and severance charges of approximately $1.0 million, is expected to be in the range of $12.2 million to $13.0 million. On a GAAP basis, net loss for fiscal 2009 is expected to be in the range of $26.3 million to $27.1 million. Weighted average diluted shares for the year are estimated to be approximately 15.5 million shares.

Conference call

What:	Salary.com third quarter financial results conference call and webcast
When:	Thursday, February 5, 2009
Time:	5:00 PM ET
Live Call:	(888) 337-8168, domestic
(719) 325-2479, international
Replay:	(888) 203-1112, conference ID 2013014, domestic
(719) 457-0820, conference ID 2013014, international
Webcast:	http://investor.salary.com/events.cfm (live and replay)

About Salary.com, Inc.

Salary.com is a leading provider of on-demand HRMS/payroll compensation and talent management solutions helping businesses and individuals manage pay and performance. Salary.com’s highly configurable software applications, proprietary data and consulting services help HR and compensation professionals automate, streamline and optimize critical talent management processes including: market pricing, compensation planning, performance management, competency management, learning and development, payroll, and succession planning. Built with compensation and competency data at the core, Salary.com solutions provide businesses of all sizes with the most productive and cost-effective way to manage and inspire their most important asset — their people. For more information, visit www.salary.com.

Safe Harbor Statement

This release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These are statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “may,” “will,” “expects,” “projects,” “anticipates,” “estimates,” “believes,” “intends,” “plans,” “should,” “seeks,” and similar expressions. This press release contains forward-looking statements relating to, among other things, Salary.com’s expectations and assumptions concerning future performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual future results to differ materially from those projected or contemplated in the forward-looking statements. The risks and uncertainties referred to above include, but are not limited to, the impact of a global economic recession and uncertainty in the information technology spending environment, potential disruption to our business from our workforce reduction, risks associated with possible fluctuations in our operating results and rate of growth, our history of operating losses, the possibility that we will not achieve GAAP profitability or our expectations for Non-GAAP net loss, our ability to expand our customer base and product and service offerings, interruptions or delays in our service or our Web hosting, our business model, breach of our security measures, the emerging market in which we operate, integration and performance of acquired businesses, our ability to hire, retain and motivate our employees and manage our growth, our ability to generate additional revenues from our investments in sales and marketing, competition, our ability to continue to release and gain customer acceptance of new and improved versions of our service, successful customer deployment and utilization of our services, fluctuations in the number of shares outstanding and general economic factors, as well as those risks and uncertainties described in Salary.com’s filings with the Securities and Exchange Commission. Salary.com expressly disclaims any obligation to update any forward-looking statements.

Contact:

Media:

Meredith Hanrahan, 781-464-7300

Investors:

Salary.com, Inc.

Bryce Chicoyne, CFO, 781-464-7889

or

Integrated Corporate Relations

Garo Toomajanian, 781-464-7340

***

Exhibit 1

Salary.com, Inc.

Condensed Consolidated Balance Sheets

(in thousands, unaudited)

	December 31, 2008	March 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$23,474	$37,727
Accounts receivable, net of allowance for doubtful accounts	7,470	4,734
Prepaid expenses and other current assets	2,030	1,922

Total current assets before funds held for clients	32,974	44,383
Funds held for clients	11,561	—

Total current assets	44,535	44,383

Property, equipment and software, net	3,007	1,566
Goodwill and intangible assets, net	33,000	19,091
Other assets	1,726	1,169

Total assets	$82,268	$66,209

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued compensation	$3,342	$4,681
Accrued expenses and other current liabilities	3,419	3,146
Revolving credit facility	7,300	—
Deferred revenue, current portion	25,317	20,523

Total current liabilities before client funds obligations	39,378	28,350
Client funds obligations	11,561	—

Total current liabilities	50,939	28,350

Deferred revenue, net of current portion	1,986	1,510
Long term liabilities	1,785	181

Total liabilities	54,710	30,041

Total stockholders’ equity
Total stockholders’ equity	27,558	36,168

Total liabilities and stockholders’ equity	$82,268	$66,209

Exhibit 2

Salary.com, Inc.

Consolidated Statements of Operations

(in thousands, unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2008	2007	2008	2007
Revenues:
Subscription revenues	$10,267	$8,505	$29,115	$23,044
Advertising revenues	735	681	2,048	2,149

Total revenues	11,002	9,186	31,163	25,193

Cost of revenues (1)	2,961	2,208	9,333	5,714

Gross profit	8,041	6,978	21,830	19,479

Operating expenses:
Research and development (1)	2,211	1,368	6,317	3,478
Sales and marketing (1)	6,715	5,242	20,357	13,568
General and administrative (1)	3,749	3,598	11,726	10,144
Amortization of intangible assets	495	321	1,288	736

Total operating expenses	13,170	10,529	39,688	27,926

Loss from operations	(5,129)	(3,551)	(17,858)	(8,447)

Other income:
Interest income	61	495	518	1,570
Other income (expense)	(52)	21	(109)	56

Total other income	9	516	409	1,626

Loss before provision for income taxes	(5,120)	(3,035)	(17,449)	(6,821)
Provision for income taxes	36	49	179	139

Net loss	$(5,156)	$(3,084)	$(17,628)	$(6,960)

Net loss per share—basic and diluted	$(0.33)	$(0.22)	$(1.17)	$(0.51)

Weighted average shares outstanding—basic and diluted	15,643	13,976	15,130	13,648
(1) Amounts include stock-based compensation expense, as follows:

	Three Months Ended December 31,		Nine Months Ended December 31,
	2008	2007	2008	2007
Cost of revenues	$298	$224	$1,105	$513
Research and development	282	139	1,070	258
Sales and marketing	574	692	2,011	1,273
General and administrative	523	588	1,956	1,432

	$1,677	$1,643	$6,142	$3,476

Exhibit 3

Salary.com, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands, unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2008	2007	2008	2007
Cash flows from operating activities:
Net loss	$(5,156)	$(3,084)	$(17,628)	$(6,960)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,256	871	3,439	1,853
Stock-based compensation	1,677	1,643	6,142	3,476
Other non-cash items	(93)	44	396	313
Change in operating assets and liabilities	(1,420)	2,832	847	6,730

Net cash provided by (used in) operating activities	(3,736)	2,306	(6,804)	5,412

Cash flows from investing activities:
Cash paid for acquisition of businesses, net of cash acquired	(7,024)	(3,688)	(12,661)	(15,667)
Cash paid for intangible assets	—	(2,160)	(32)	(2,383)
Increase in restricted cash	(5)	(431)	(383)	(731)
Purchases of property and equipment	(985)	(35)	(1,533)	(216)
Capitalization of software development costs	(18)	(48)	(97)	(282)
Net increase in assets held to satisfy client funds obligations	(6,488)	—	(6,488)	—

Net cash used in investing activities	(14,520)	(6,362)	(21,194)	(19,279)

Cash flows from financing activities:
Net proceeds from exercise (buyback) of common stock options and warrants	47	225	142	464
Net proceeds from line of credit and notes payable	7,235	—	7,171	—
Net increase in client funds obligations	6,488	—	6,488	—

Net cash provided by (used in) financing activities	13,770	225	13,801	464

Effect of exchange rate changes on cash and cash equivalents	(58)	(3)	(56)	(3)

Decrease in cash and cash equivalents	(4,544)	(3,834)	(14,253)	(13,406)

Cash and cash equivalents, beginning of period	28,018	39,444	37,727	49,016

Cash and cash equivalents, end of period	$23,474	$35,610	$23,474	$35,610

Exhibit 4

Salary.com, Inc.

Reconciliation of Non-GAAP Measures

(in thousands, unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2008	2007	2008	2007
Reconciliation of GAAP loss from operations to non-GAAP loss from operations:
Loss from operations	$(5,129)	$(3,551)	$(17,858)	$(8,446)
Amortization of intangible assets	495	321	1,288	736
Amortization of intangible assets (included in cost of revenues)	403	272	1,226	307
Stock-based compensation	1,677	1,643	6,142	3,476

Non-GAAP loss from operations	$(2,554)	$(1,315)	$(9,202)	$(3,927)

Reconciliation of GAAP net loss to non-GAAPnet loss:
GAAP net loss	$(5,156)	$(3,084)	$(17,628)	$(6,960)
Amortization of intangible assets	495	321	1,288	736
Amortization of intangible assets (included in cost of revenues)	403	272	1,226	307
Stock-based compensation	1,677	1,643	6,142	3,476

Non-GAAP net loss	$(2,581)	$(848)	$(8,972)	$(2,441)

Non-GAAP net loss per share	$(0.16)	$(0.06)	$(0.59)	$(0.18)

Weighted average shares outstanding—basic and diluted	15,643	13,976	15,130	13,648

Exhibit 5

SALARY.COM

Reconciliation of Certain GAAP to Non-GAAP Financial Measures

(In thousands, unaudited)

	Three months ended December 31, 2008
	US GAAP Results	Amortization of Intangible Assets	Stock-based Compensation Expense	Non-GAAP Results
Cost of revenues	$2,961	$(403)	$(298)	$2,260

Research and development expenses	2,211	—	(282)	1,929
Sales and marketing expenses	6,715	—	(574)	6,141
General and administrative expenses	3,749	—	(523)	3,226
Amortization of intangible assets	495	(495)	—	—

Total operating expenses	$13,170	$(495)	$(1,379)	$11,296

	Three months ended December 31, 2007
	US GAAP Results	Amortization of Intangible Assets	Stock-based Compensation Expense	Non-GAAP Results
Cost of revenues	$2,208	$(272)	$(224)	$1,712

Research and development expenses	1,368	—	(139)	1,229
Sales and marketing expenses	5,242	—	(692)	4,550
General and administrative expenses	3,598	—	(588)	3,010
Amortization of intangible assets	321	(321)	—	—

Total operating expenses	$10,529	$(321)	$(1,419)	$8,789

	Nine months ended December 31, 2008
	US GAAP Results	Amortization of Intangible Assets	Stock-based Compensation Expense	Non-GAAP Results
Cost of revenues	$9,333	$(1,226)	$(1,105)	$7,002
Research and development expenses	6,317	—	(1,070)	5,247
Sales and marketing expenses	20,357	—	(2,011)	18,346
General and administrative expenses	11,726	—	(1,956)	9,770
Amortization of intangible assets	1,288	(1,288)	—	—

Total operating expenses	$39,688	$(1,288)	$(5,037)	$33,363

	Nine months ended December 31, 2008
	US GAAP Results	Amortization of Intangible Assets	Stock-based Compensation Expense	Non-GAAP Results
Cost of revenues	$5,714	$(307)	$(513)	$4,894

Research and development expenses	3,477	—	(258)	3,219
Sales and marketing expenses	13,568	—	(1,273)	12,295
General and administrative expenses	10,144	—	(1,432)	8,712
Amortization of intangible assets	736	(736)	—	—

Total operating expenses	$27,925	$(736)	$(2,963)	$24,226

Exhibit 6

Salary.com, Inc.

Reconciliation of Non-GAAP Measures

(in thousands, unaudited)

	Three Months Ended December 31,
	2008	2007
Calculated bookings:

Revenue	$11,002	$9,186
Change in deferred revenue	3,350	2,647

Calculated bookings	$14,352	$11,833

The non-GAAP financial measures in the text of this press release and accompanying non-GAAP supplemental information represent financial measures used by Salary.com’s management to evaluate the operating performance of the Company and to conduct its business operations. Non-GAAP financial measures discussed in the press release exclude amortization of intangible assets, stock-based compensation, and severance costs. By excluding these non-cash and non-recurring charges, Salary.com can evaluate its operations and can compare its results on a more consistent basis to the results of other companies in the industry. Management uses the non-GAAP financial measures for planning purposes, including the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company’s financial and operational performance and in assisting investors in comparing the Company’s financial performance to those of other companies in the Company’s industry, many of which present similar non-GAAP financial measures to investors. However, these non-GAAP financial measures are not intended to be an alternative to financial measures prepared in accordance with GAAP and should not be considered in isolation from our GAAP results of operations. Pursuant to the requirements of the SEC Regulation G, a detailed reconciliation between the Company’s GAAP and non-GAAP financial results is provided in this press release and investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company’s SEC filings.